                                                                  Exhibit 99.B16


DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
ANNUALIZED RATE OF RETURN
FOR THE PERIOD ENDING APRIL 30, 1995
--------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                 n
            P(1 + T) = ERV

  ONE
  YEAR
--------
                   1
            $1000(1 - T) = $1,154.17


T =          15.42%




 THREE
 YEARS
--------
                   3
            $1000(1 - T) = $1,488.03


T =             14.17%


LIFE OF
  FUND
--------
                3.24043716
            $1000(1 - T) = $1,574.35


T =            15.03%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $12.17
Initial Shares                                      82.169


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         82.169          $0.040              0.251          82.420
---------------------------------------------------------------------------


Ending Shares                                       82.420
Ending NAV                              x           $13.35
                                                -----------
Investment Return                                $1,100.31





Total Return Performance
------------------------
Investment Return                                $1,100.31
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $100.31 / $1,000.00 x 100



Total Return:                                        10.03%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $13.08
Initial Shares                                      76.453


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         76.453          $0.750              4.798          81.251
---------------------------------------------------------------------------


Ending Shares                                       81.251
Ending NAV                              x           $13.35
                                                -----------
Investment Return                                $1,084.70





Total Return Performance
------------------------
Investment Return                                $1,084.70
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $84.70 / $1,000.00 x 100



Total Return:                                         8.47%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
NINE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $12.84
Initial Shares                                      77.882


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         77.882          $0.790              5.143          83.025
---------------------------------------------------------------------------


Ending Shares                                       83.025
Ending NAV                              x           $13.35
                                                -----------
Investment Return                                $1,108.38





Total Return Performance
------------------------
Investment Return                                $1,108.38
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $108.38 / $1,000.00 x 100



Total Return:                                        10.84%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
ONE YEAR
------------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                   $12.41
Initial Shares                                    80.580


 Fiscal         Beginning         Dividends       Reinvested     Cumulative
  Year            Shares          for Period        Shares            Shares
------------------------------------------------------------------------------
    1995           80.580          $0.830              5.875            86.455
------------------------------------------------------------------------------


Ending Shares                                  86.455
Ending NAV                                x    $13.35
                                           -----------
Investment Return                           $1,154.17





Total Return Performance
------------------------
Investment Return                           $1,154.17
Less Initial Investment                     $1,000.00
                                           -----------
                                              $154.17 / $1,000.00 x 100



Total Return:                                   15.42%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE YEARS
------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $10.54
Initial Shares                                        94.877


 Fiscal         Beginning         Dividends       Reinvested         Cumulative
  Year            Shares          for Period        Shares                Shares
--------------------------------------------------------------------------------
    1993          94.877          $0.530              4.290               99.167
--------------------------------------------------------------------------------
    1994          99.167          $0.623              5.057              104.224
--------------------------------------------------------------------------------
    1995         104.224          $0.830              7.239              111.463
--------------------------------------------------------------------------------





Ending Shares                                 111.463
Ending NAV                                x    $13.35
                                           -----------
Investment Return                           $1,488.03




Total Return Performance
-----------------
Investment Return                           $1,488.03
Less Initial Investment                     $1,000.00
                                           -----------
                                              $488.03 / $1,000.00 x 100




Total Return:                                   48.80%

DELAWARE POOLED TRUST-THE DEFENSIVE EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
LIFE OF THE FUND
--------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.00
Initial Shares                                     100.000


 Fiscal         Beginning        Dividends      Reinvested     Cumulative
  Year            Shares         for Period       Shares            Shares
--------------------------------------------------------------------------------
    1993          100.000         $0.530             4.920              104.920
--------------------------------------------------------------------------------
    1994          104.920         $0.623             5.351              110.271
--------------------------------------------------------------------------------
    1995          110.271         $0.830             7.658              117.929
--------------------------------------------------------------------------------





Ending Shares                                      117.929
Ending NAV                              x           $13.35
                                                -----------
Investment Return                                $1,574.35





------------------------
Investment Return                                $1,574.35
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $574.35 / $1,000.00 x 100




Total Return:                                        57.44%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
ANNUALIZED RATE OF RETURN
FOR THE PERIOD ENDING APRIL 30, 1995
--------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                           n
                      P(1 + T) = ERV

  ONE
  YEAR
--------
                   1
            $1000(1 - T) = $1,051.01


T =          5.10%




 THREE
 YEARS
--------
                  3
            $1000(1 - T) = $1,307.49


T =             9.35%


LIFE OF
  FUND
--------
                        3.17486339
            $1000(1 - T) = $1,181.98


T =            5.41%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.58
Initial Shares                                      94.518


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         94.518          $0.000              0.000          94.518
---------------------------------------------------------------------------


Ending Shares                                       94.518
Ending NAV                              x           $11.29
                                                -----------
Investment Return                                $1,067.11





Total Return Performance
------------------------
Investment Return                                $1,067.11
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $67.11 / $1,000.00 x 100



Total Return:                                         6.71%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $11.01
Initial Shares                                      90.827


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         90.827          $0.248              2.181          93.008
---------------------------------------------------------------------------


Ending Shares                                       93.008
Ending NAV                                     x    $11.29
                                                -----------
Investment Return                                $1,050.06





Total Return Performance
------------------------
Investment Return                                $1,050.06
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $50.06 / $1,000.00 x 100



Total Return:                                         5.01%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
NINE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.36
Initial Shares                                      96.525


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         96.525          $0.248              2.317          98.842
---------------------------------------------------------------------------


Ending Shares                                       98.842
Ending NAV                                     x    $11.29
                                                -----------
Investment Return                                $1,115.93





Total Return Performance
------------------------
Investment Return                                $1,115.93
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $115.93 / $1,000.00 x 100



Total Return:                                        11.59%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
ONE YEAR
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $11.00
Initial Shares                                      90.909


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         90.909          $0.248              2.183          93.092
---------------------------------------------------------------------------






Ending Shares                                       93.092
Ending NAV                              x           $11.29
                                                -----------
Investment Return                                $1,051.01





Total Return Performance
------------------------
Investment Return                                $1,051.01
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $51.01 / $1,000.00 x 100



Total Return:                                         5.10%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                      $9.04
Initial Shares                                     110.619


 Fiscal         Beginning        Dividends      Reinvested            Cumulative
  Year            Shares         for Period       Shares                Shares
--------------------------------------------------------------------------------
    1993          110.619         $0.017             0.186              110.805
--------------------------------------------------------------------------------
    1994          110.805         $0.230             2.290              113.095
--------------------------------------------------------------------------------
    1995          113.095         $0.248             2.715              115.810
--------------------------------------------------------------------------------








Ending Shares                                      115.810
Ending NAV                               x          $11.29
                                                -----------
Investment Return                                $1,307.49


Total Return Performance
------------------------
Investment Return                                $1,307.49
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $307.49 / $1,000.00 x 100




Total Return:                                        30.75%

DELAWARE POOLED TRUST-THE AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN PERFORMANCE
LIFE OF THE FUND
--------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.00
Initial Shares                                     100.000


 Fiscal         Beginning        Dividends      Reinvested     Cumulative
  Year            Shares         for Period       Shares            Shares
--------------------------------------------------------------------------------
    1993          100.000         $0.017             0.168              100.168
--------------------------------------------------------------------------------
    1994          100.168         $0.230             2.070              102.238
--------------------------------------------------------------------------------
    1995          102.238         $0.248             2.455              104.693
--------------------------------------------------------------------------------





Ending Shares                                      104.693
Ending NAV                               x          $11.29
                                                -----------
Investment Return                                $1,181.98





------------------------
Investment Return                                $1,181.98
Less Initial Investment                          $1,000.00
                                                -----------
                                                   $181.98 / $1,000.00 x 100




Total Return:                                        18.20%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
ANNUALIZED RATE OF RETURN
FOR THE PERIOD ENDING APRIL 30, 1995
--------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

  ONE
  YEAR
--------
                      1
                $1000(1 - T) = $1,025.45


T =              2.55%




  THREE
  YEARS
--------
                      3
                $1000(1 - T) = $1,365.64


T =                 10.95%


  LIFE OF
   FUND
 --------
                          3.23770492
                $1000(1 - T) = $1,388.86


T =                10.68%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $11.88
Initial Shares                                      84.175


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         84.175          $0.030              0.203          84.378
---------------------------------------------------------------------------


Ending Shares                                       84.378
Ending NAV                                    x     $12.62
                                                -----------
Investment Return                                $1,064.85





Total Return Performance
------------------------
Investment Return                                $1,064.85
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $64.85 / $1,000.00 x 100



Total Return:                                         6.49%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $13.11
Initial Shares                                      76.278


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         76.278          $0.248              2.556          78.834
---------------------------------------------------------------------------


Ending Shares                                78.834
Ending NAV                              x    $12.62
                                         -----------
Investment Return                           $994.89





Total Return Performance
------------------------
Investment Return                           $994.89
Less Initial Investment                   $1,000.00
                                         -----------
                                             ($5.11)/ $1,000.00 x 100



Total Return:                                 -0.51%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
NINE MONTHS
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $12.85
Initial Shares                                      77.821


 Fiscal         Beginning       Dividends       Reinvested         Cumulative
  Year           Shares         for Period        Shares            Shares
---------------------------------------------------------------------------
    1995         77.821          $0.248              2.798          80.619
---------------------------------------------------------------------------


Ending Shares                                       80.619
Ending NAV                                     x    $12.62
                                                -----------
Investment Return                                $1,017.41





Total Return Performance
------------------------
Investment Return                                $1,017.41
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $17.41 / $1,000.00 x 100



Total Return:                                         1.74%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
ONE YEAR
---------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $12.78
Initial Shares                                      78.247


 Fiscal         Beginning       Dividends       Reinvested      Cumulative
  Year           Shares         for Period        Shares         Shares
---------------------------------------------------------------------------
  1995           78.247          $0.466           3.009             81.256
---------------------------------------------------------------------------






Ending Shares                                 81.256
Ending NAV                              x     $12.62
                                          -----------
Investment Return                          $1,025.45





Total Return Performance
------------------------
Investment Return                          $1,025.45
Less Initial Investment                    $1,000.00
                                          -----------
                                              $25.45 / $1,000.00 x 100



Total Return:                                   2.55%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $10.17
Initial Shares                                        98.328


 Fiscal         Beginning         Dividends       Reinvested       Cumulative
  Year            Shares          for Period        Shares             Shares
--------------------------------------------------------------------------------
    1993           98.328          $0.360              3.650           101.978
--------------------------------------------------------------------------------
    1994          101.978          $0.260              2.227           104.205
--------------------------------------------------------------------------------
    1995          104.205          $0.466              4.007           108.212
--------------------------------------------------------------------------------




Ending Shares                                        108.212
Ending NAV                                       x    $12.62
                                                  -----------
Investment Return                                  $1,365.64


Total Return Performance
------------------------
Investment Return                                  $1,365.64
Less Initial Investment                            $1,000.00
                                                  -----------
                                                     $365.64 / $1,000.00 x 100




Total Return:                                          36.56%

DELAWARE POOLED TRUST-THE INTERNATIONAL EQUITY PORTFOLIO
TOTAL RETURN PERFORMANCE
LIFE OF THE FUND
------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $10.00
Initial Shares                                       100.000


 Fiscal         Beginning         Dividends       Reinvested      Cumulative
  Year            Shares          for Period        Shares             Shares
-------------------------------------------------------------------------------
    1993         100.000           $0.360            3.712              103.712
-------------------------------------------------------------------------------
    1994         103.712           $0.260            2.265              105.977
-------------------------------------------------------------------------------
    1995         105.977           $0.466            4.075              110.052
-------------------------------------------------------------------------------





Ending Shares                                 110.052
Ending NAV                                x    $12.62
                                           -----------
Investment Return                           $1,388.86





-----------------
Investment Return                           $1,388.86
Less Initial Investment                     $1,000.00
                                           -----------
                                              $388.86 / $1,000.00 x 100




Total Return:                                   38.89%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
ANNUALIZED RATE OF RETURN
FOR THE PERIOD ENDING APRIL 30, 1995
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                              n
                          P(1 + T) = ERV

  ONE
  YEAR
--------

         1
    $1000(1 - T) = $1,051.82


T =  5.18%




LIFE OF
  FUND
--------

     2.41619881
    $1000(1 - T) = $1,260.74


T =    10.06%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE MONTHS
------------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                    $9.82
Initial Shares                                   101.833


 Fiscal         Beginning         Dividends       Reinvested        Cumulative
  Year            Shares          for Period        Shares            Shares
------------------------------------------------------------------------------
    1995          101.833          $0.090              0.924           102.757
------------------------------------------------------------------------------


Ending Shares                                 102.757
Ending NAV                                x    $10.07
                                           -----------
Investment Return                           $1,034.76





Total Return Performance
-----------------
Investment Return                           $1,034.76
Less Initial Investment                     $1,000.00
                                           -----------
                                               $34.76 / $1,000.00 x 100



Total Return:                                    3.48%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $9.79
Initial Shares                                       102.145


 Fiscal         Beginning         Dividends       Reinvested      Cumulative
  Year            Shares          for Period        Shares            Shares
--------------------------------------------------------------------------------
    1995          102.145          $0.230              2.398            104.543
--------------------------------------------------------------------------------


Ending Shares                                        104.543
Ending NAV                                      x     $10.07
                                                  -----------
Investment Return                                  $1,052.75





Total Return Performance
------------------------
Investment Return                                  $1,052.75
Less Initial Investment                            $1,000.00
                                                  -----------
                                                      $52.75 / $1,000.00 x 100



Total Return:                                           5.28%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $9.62
Initial Shares                                       103.950


 Fiscal         Beginning         Dividends       Reinvested      Cumulative
  Year            Shares          for Period        Shares            Shares
--------------------------------------------------------------------------------
    1995          103.950          $0.248              3.426             107.376
--------------------------------------------------------------------------------


Ending Shares                                        107.376
Ending NAV                                       x    $10.07
                                                  -----------
Investment Return                                  $1,081.28





Total Return Performance
------------------------
Investment Return                                  $1,081.28
Less Initial Investment                            $1,000.00
                                                  -----------
                                                      $81.28 / $1,000.00 x 100



Total Return:                                           8.13%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
ONE YEAR
--------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.06
Initial Shares                                      99.404


 Fiscal         Beginning       Dividends       Reinvested       Cumulative
  Year           Shares         for Period        Shares             Shares
--------------------------------------------------------------------------------
    1995         99.404          $0.487              5.047              104.451
--------------------------------------------------------------------------------






Ending Shares                                      104.451
Ending NAV                                    x     $10.07
                                                -----------
Investment Return                                $1,051.82





Total Return Performance
------------------------
Investment Return                                $1,051.82
Less Initial Investment                          $1,000.00
                                                -----------
                                                    $51.82 / $1,000.00 x 100



Total Return:                                         5.18%

DELAWARE POOLED TRUST-THE GLOBAL FIXED INCOME PORTFOLIO
TOTAL RETURN PERFORMANCE
LIFE OF THE FUND
------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $10.00
Initial Shares                                       100.000


 Fiscal         Beginning         Dividends       Reinvested         Cumulative
  Year             Shares         for Period          Shares              Shares
--------------------------------------------------------------------------------
    1993         100.000            $0.240            2.275              102.275
--------------------------------------------------------------------------------
    1994         102.275            $1.637           16.875              119.150
--------------------------------------------------------------------------------
    1995         119.150            $0.487            6.048              125.198
--------------------------------------------------------------------------------





Ending Shares                                 125.198
Ending NAV                                x    $10.07
                                           -----------
Investment Return                           $1,260.74





-----------------
Investment Return                           $1,260.74
Less Initial Investment                     $1,000.00
                                           -----------
                                              $260.74 / $1,000.00 x 100




Total Return:                                   26.07%

                   Delaware Pooled Trust Global Fixed Income
              Yield Quotation for the Month Ended April 30, 1995




         Interest Earned                    $687,466.98

         Expenses Accrued                    $42,612.03

         Net Income                         $644,854.95

         Average Shares Outstanding       7,962,648.070

         Maximum Offering Price
          April 30, 1995                         $10.56

         Yield                                     9.38%



         Global Fixed Income Yield                    2         [(687,467 - 42,612+1) 6 - 1] =    9.38%
                                                                [(----------------  )      ]
                                                                [(7962648.07 x 10.56)      ]